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                                                                    EXHIBIT 10.2


                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

     THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 4, 2003 among ACE Limited (the "Parent"), ACE Bermuda Insurance Ltd. ("ACE Bermuda"), ACE Tempest Reinsurance Ltd, formerly known as Tempest Reinsurance Company Limited ("Tempest"), ACE INA Holdings Inc. ("ACE INA") and ACE Guaranty Corp., formerly known as ACE Guaranty Re Inc. ("ACE Guaranty"), the LENDERS listed on the signature pages hereof, J.P. MORGAN SECURITIES INC., as Lead Arranger and Bookrunner, BANK OF AMERICA, N.A., BARCLAYS BANK PLC, CITIBANK, N.A. and FLEET NATIONAL BANK, as Co-Syndication Agents, JPMORGAN CHASE BANK, as Administrative Agent, and LLOYDS TSB BANK PLC, as Documentation Agent.

                              W I T N E S S E T H:

     WHEREAS, certain of the parties hereto have heretofore entered into a Credit Agreement dated as of May 8, 2000 (as heretofore amended and/or restated, the "Agreement");

     WHEREAS, at the date hereof, no Advances are outstanding under the Agreement; and

     WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Notes (as defined below).

     Section 2. Amendment of the Agreement.

     (a) The following definition in Section 1.01 of the Agreement is amended to read as follows:

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          "Termination Date" means the earlier of April 3, 2004 and the date of termination in whole of the WC Commitments or such later date to which the Termination Date shall have been extended pursuant to Section 2.01(b) or, if such day is not a Business Day, the next preceding Business Day.

     (b) Section 5.04(b) of the Agreement is amended to read as follows:

          Consolidated Net Worth. Maintain at all times Consolidated Net Worth in an amount equal to the sum of (i) $4,400,000,000 plus (ii) 25% of Consolidated Net Income for each fiscal quarter of the Parent ending on and after March 31, 2003 for which such Consolidated Net Income is positive.

     (c) Section 4.01(g) of the Agreement is amended by changing each reference to the date "December 31, 2001" to "December 31, 2002".

     Section 3. Change in Pricing. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 7 hereof, the attached Pricing Schedule shall replace the existing Pricing Schedule.

     Section 4. Change in Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 7 hereof, (i) each Person listed on the signature pages hereof which is not a party to the Agreement (a "New Lender") shall become a Lender party to the Agreement and (ii) the Commitment of each Lender shall be the amount set forth opposite the name of such Lender on the attached Commitment Schedule, which shall replace the existing Commitment Schedule. Any Lender whose Commitment is changed to zero shall upon such effectiveness cease to be a Lender party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Lender shall be due and payable on such date; provided that the provisions of Sections 2.12, 8.05 and 9.03 of the Agreement shall continue to inure to the benefit of each such Lender.

     Section 5. Representations and Warranties. (a) Each Borrower hereby represents and warrants (but, in the case of each Borrower other than the Parent, only as to itself) that as of the date hereof and after giving effect hereto:

          (i)  no Default has occurred and is continuing; and

          (ii) each representation and warranty of such Borrower set forth in the Agreement after giving effect to this Amendment and Restatement (but, in the case of each Borrower other than the Parent, only as to itself) is true and correct as though made on and as of such date.

     (b) The Parent hereby represents and warrants that, as of the date of effectiveness hereof, there shall have occurred no material adverse change since

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December 31, 2002 in the business, financial condition, operations or properties of the Parent and its Subsidiaries, taken as a whole.

     Section 6. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 7. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when each of the following conditions shall have been satisfied:

          (i) The Administrative Agent shall have received counterparts of this Amendment and Restatement duly executed by each of the parties listed on the signature pages hereof (or in the case of any party as to which such an executed counterpart shall not have been received, the Administrative Agent shall have received evidence satisfactory to it of the execution and delivery of a counterpart hereof by such party).

          (ii) The Administrative Agent shall have received the following in form and substance reasonably satisfactory to the Administrative Agent (unless otherwise specified) and (except for the New Notes (as defined below)) in sufficient copies for each Lender.

               (A) Duly executed Committed Notes (in substantially the form of Exhibit A-1 to the Agreement) from each Borrower for each of the New Lenders and each Lender with a Commitment (as reflected on the existing Commitment Schedule) which differs from the Commitment reflected on the attached Commitment Schedule, dated on or before the date of effectiveness hereof (the "New Notes").

               (B) Certified copies of the resolutions of the Board of Directors of each Loan Party approving the transactions contemplated by the Loan Documents and each Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the transactions contemplated by the Loan Documents and each Loan Document to which it is or is to be a party.

               (C) A certificate of each Loan Party, signed on behalf of such Loan Party by its President, Vice President, Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer and its Secretary or any Assistant Secretary, dated the date of effectiveness hereof, certifying, in the case of each Loan Party other than the Parent, only as to such Loan Party, as to (1) the

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          truth of the representations and warranties contained in the Loan
          Documents as though made on and as of the date of effectiveness hereof and (2) the absence of any event occurring and continuing, or resulting from the effectiveness hereof, that constitutes a Default.

               (D) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign this Amendment and Restatement, the New Notes to be issued by such Loan Party and the other documents to be delivered hereunder and thereunder.

               (E) A favorable opinion of (1) Maples and Calder, Cayman Islands counsel for the Parent, to substantially the effect of Exhibit D-1 to the Agreement with respect to this Amendment and Restatement and the Agreement as amended and restated hereby and as to such other matters as the Administrative Agent may reasonably request, (2) Mayer, Brown, Rowe & Maw, New York counsel for the Loan Parties, to substantially the effect of Exhibit D-2 to the Agreement with respect to this Amendment and Restatement and the Agreement as amended and restated hereby and as to such other matters as the Administrative Agent may reasonably request, (3) Conyers Dill & Pearman, Bermuda counsel for ACE Bermuda and Tempest, to substantially the effect of Exhibit D-3 to the Agreement with respect to this Amendment and Restatement and the Agreement as amended and restated hereby and as to such other matters as the Administrative Agent may reasonably request and (4) Hogan & Hartson, Maryland counsel for ACE Guaranty, to substantially the effect of Exhibit D-4 to the Agreement with respect to this Amendment and Restatement and the Agreement as amended and restated hereby and as to such other matters as any Lender through the Administrative Agent may reasonably request.

          (iii) The Borrowers shall have paid all accrued fees of the Agents and the Lenders and all accrued expenses of the Agents (including the accrued fees and expenses of counsel to the Administrative Agent), in each case to the extent then due and payable.

This Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than the date hereof. The Administrative Agent shall promptly notify the Borrowers and the Lenders of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and
Restatement to be duly executed by their respective authorized officers as of the day and year first above written.

                                                     ACE LIMITED

The Common Seal of ACE Limited was
hereunto affixed in the presence of:


By:  ________________________________________
     Name:
     Title:

By:  ________________________________________
     Name:
     Title:

                                                     ACE BERMUDA INSURANCE LTD.

The Common Seal of ACE Bermuda
Insurance Ltd. was hereunto affixed in the presence of:


By:  ________________________________________
     Name:
     Title:

By:  ________________________________________
     Name:
     Title:

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                                                    ACE TEMPEST REINSURANCE LTD.

The Common Seal of ACE Tempest
Reinsurance Ltd. was hereunto affixed in the presence of:


By:

Name:

Title:

By:

Name:

Title:

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                            ACE INA HOLDINGS INC.

                            By: _______________________________________
                                 Name:
                                 Title:


                            ACE GUARANTY CORP.

                            By: _______________________________________
                                 Name:
                                 Title:


                            JPMORGAN CHASE BANK, as
                             Administrative Agent and as Lender

                            By: _______________________________________
                                 Name:
                                 Title:


                            BANK OF AMERICA, N.A., as Syndication Agent and as
                                 Lender

                            By: _______________________________________
                                 Name:
                                 Title:


                            FLEET NATIONAL BANK, as
                             Syndication Agent and as Lender

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                                        By: ____________________________________
                                             Name:
                                             Title:


                                        BARCLAYS BANK PLC, as Syndication Agent
                                          and as Lender


                                        By: ____________________________________
                                             Name:
                                             Title:


                                        CITIBANK, N.A., as Syndication Agent and
                                          as Lender


                                        By: ____________________________________
                                             Name:
                                             Title:


                                        LLOYDS TSB BANK PLC, as Documentation
                                          Agent and as Lender


                                        By: ____________________________________
                                             Name:
                                             Title:


                                        CREDIT LYONNAIS, NEW YORK BRANCH


                                        By: ____________________________________

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                                             Name:
                                             Title:


                                        ROYAL BANK OF CANADA


                                        By: ____________________________________
                                             Name:
                                             Title:


                                        STATE STREET BANK AND TRUST COMPANY


                                        By: ____________________________________
                                             Name:
                                             Title:


                                        WACHOVIA BANK, NATIONAL ASSOCIATION


                                        By: ____________________________________
                                             Name:
                                             Title:


                                        ABN AMRO BANK N.V.


                                        By: ____________________________________
                                             Name:
                                             Title:

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                                        By: ____________________________________
                                             Name:
                                             Title:


                                        THE BANK OF TOKYO-MITSUBISHI LIMITED


                                        By: ____________________________________
                                             Name:
                                             Title:


                                        DEUTSCHE BANK AG, NEW YORK BRANCH


                                        By: ____________________________________
                                             Name:
                                             Title:


                                        MELLON BANK, N.A.


                                        By: ____________________________________
                                             Name:
                                             Title:


                                        HSBC BANK USA


                                        By: ____________________________________
                                             Name:
                                             Title:

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                                               BANK ONE, N.A.



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

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                                PRICING SCHEDULE


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                               COMMITMENT SCHEDULE